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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 26, 2000


                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 001-08703                    95-264-7125
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


         8105 Irvine Center Drive
            Irvine, California                                     92618
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (949) 932-5000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

         On October 26, 2000, the Registrant issued a press release announcing its financial results for first quarter fiscal 2001. Attached hereto as Exhibit
99.1 and incorporated by reference herein is a copy of the October 26, 2000 press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit           Description
        --------          -----------
         99.1             Press Release dated October 26, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 2000
                                            WESTERN DIGITAL CORPORATION


                                            By: /s/ Michael A. Cornelius
                                                --------------------------------
                                                    Michael A. Cornelius
                                                    Vice President, Law and
                                                    Administration and Secretary


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                                  EXHIBIT INDEX

         Exhibit
         Number                     Document
         -------
          99.1        Press Release issued October 26, 2000.